                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     December 1, 1997 (November 18, 1997)
         -----------------------------------------------------------
               Date of Report (Date of earliest event reported)


                            CPC International Inc.
       ---------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


               Delaware                                1-4199                               36-2385545
--------------------------------------- -------------------------------------- --------------------------------------
   (State or Other Jurisdiction of            (Commission File Number)         (IRS Employer Identification Number)
            Incorporation)


International Plaza, P.O. Box 8000
Englewood Cliffs, New Jersey                                         07632-9976
-------------------------------------------------------------------- ------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)


                                 (201) 894-4000
         ---------------------------------------------------------------
               Registrant's telephone number, including area code

Item 5.  Other Events.

         Reference is made to the press release issued by Registrant on November 18, 1997, filed herewith as Exhibit 1 relating to the approval by the Company's Board of Directors of the spin-off of the corn refining business of Registrant to its shareholders. Exhibit 1 is incorporated by such reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

Exhibit 1 Registrant's Press Release issued on November 18, 1997.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 1, 1997                   CPC INTERNATIONAL INC.

                                           By:  /s/ HANES A. HELLER
                                                -------------------
                                                    Hanes A. Heller
                                                    Vice President Legal Affairs